UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 4, 2016

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4800 N. SCOTTSDALE RD, SUITE 4400
SCOTTSDALE, ARIZONA		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 572-6050

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Aritcles or Incorporation or Bylaws

On April 4, 2016, the board of  directors of Magellan Health, Inc.(“Magellan”) amended Article II Section 9 of the By-Laws of Magellan to delete the following sentence:  “ For purposes of this section, in the event that a holder of shares of a class or series which are entitled to vote on a matter is present in person or by proxy at a meeting but is not permitted by reason of a legal disability or by a contractual restriction or otherwise to vote the shares such holder holds on such matter, the shares held by such holder and not so permitted to be voted shall nevertheless be considered entitled to vote and present for purposes of determining the number of votes required for stockholder action.” The amendment is effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: April 4, 2016	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer